UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2019 (February 2, 2019)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE
This Amendment No. 1 (this “Amendment”) is being filed by Genesco Inc., a Tennessee corporation (the “Company”), to provide pro forma financial information that was not included in the Current Report on Form 8-K filed by the Company on February 5, 2019 (the “Original Report”), relating to the disposition (the “Disposition”) of (i) all of the outstanding capital stock of Hat World, Inc., a Minnesota corporation (“Lids"), by Hat World Corporation, a Delaware corporation (“Parent”), and (ii) the right, title and interest in certain properties, assets and contracts related to the Lids Sports Group businesses of GCO Canada Inc., a Canadian corporation (“GCO Canada”), and Flagg Bros. of Puerto Rico, Inc., a Delaware corporation (“Flagg Bros.” together with GCO Canada and Parent, the “Sellers”), pursuant to that certain Purchase Agreement, dated December 14, 2018, by and among the Company, the Sellers, FanzzLids Holdings, LLC, a Delaware limited liability company, and others party thereto.
The sole purpose of this Amendment is to provide the unaudited pro forma condensed consolidated financial information of the Company required by Item 9.01 within the time period permitted under Item 9.01 of Form 8-K, which was not included in the Original Report.

Item 9.01    Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial statements of the Company giving effect to the Disposition are attached as Exhibit 99.1 and incorporated in this Amendment by reference. The attachments include an unaudited pro forma condensed consolidated balance sheet of the Company dated November 3, 2018, an unaudited pro forma condensed consolidated statement of operations of the Company for the nine months ended November 3, 2018, and unaudited pro forma condensed consolidated statements of operations for each of the fiscal years ended January 30, 2016, January 28, 2017 and February 3, 2018. This pro forma condensed consolidated financial information is unaudited and subject to adjustment in future filings by the Company.

(d)     Exhibits.
The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Genesco Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: February 7, 2019	By:	/s/ Mimi E. Vaughn
	Name:	Mimi E. Vaughn
	Title:	Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Genesco Inc.